UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

The Parking REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-205893	47-3945882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET ROAD SUITE 240, LAS VEGAS, NV 89148
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

MVP REIT II, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.


Introduction

This Current Report on Form 8-K is being filed in connection with the completion on December 15, 2017 (the "Closing Date") of the previously announced merger (the "Merger") of MVP REIT, Inc. ( "MVP I") with and into MVP Merger Sub, LLC ("Merger Sub"), a wholly owned subsidiary of MVP REIT II, Inc. (the "Company"), which, as disclosed below, has been renamed as "The Parking REIT, Inc."

The Merger was completed pursuant to an Agreement and Plan of Merger, dated as of May 26, 2017, by and among the Company, MVP Realty Advisors, LLC (the "Advisor), Merger Sub and MVP I (the "Merger Agreement").

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction to this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.  On the Closing Date, the Company, Merger Sub and MVP I consummated the Merger, pursuant to which MVP I merged with and into Merger Sub. The Certificate of Merger contemplated by the Merger Agreement was filed with the Secretary of State of Delaware (the "DE SOS"), and the Articles of Merger contemplated by the Merger Agreement were filed with the State Department of Assessments and Taxation of Maryland (the "SDAT"), and the Merger was effective at 12:30 p.m. on the Closing Date (the "Merger Effective Time").
At the Merger Effective Time, each issued and outstanding share of MVP I common stock, par value $0.001 per share, that was issued and outstanding immediately prior to the Merger Effective Time was converted into the right to receive 0.365 shares of the Company's common stock, par value $0.0001 per share (the "Company Common Stock") (plus cash in lieu of any fractional shares of Company common stock) (the "Merger Consideration").
A total of approximately 3.9 million shares of Company common stock were issued to former stockholders of MVP I in connection with the Merger, and, following the Merger, former MVP I stockholders own approximately 59.7% of the diluted common equity of the Company.

The Merger Agreement, previously filed with the U.S. Securities and Exchange Commission (the "SEC") as Exhibit 2.1 to the Company's Current Report on Form 8-K on May 31, 2017, is incorporated herein by reference. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Amended and Restated Advisory Agreement

Concurrently with the entry into the Merger Agreement on May 26, 2017, the Company, MVP REIT II Operating Partnership, LP ("MVP II OP") and the Advisor entered into the Second Amended and Restated Advisory Agreement (the "Second Amended and Restated Advisory Agreement"), which became effective at the Merger Effective Time.  The Second Amended and Restated Advisory Agreement amends the Company's existing advisory agreement, dated October 5, 2015 (the "Original Agreement").
The Second Amended and Restated Advisory Agreement, previously filed with the SEC as Exhibit 10.1 to the Company's Current Report on Form 8-K on May 31, 2017, is incorporated herein by reference. The foregoing description of the Second Amended and Restated Advisory Agreement is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Advisory Agreement.
Termination Agreement

Concurrently with the entry into the Merger Agreement on May 26, 2017, the Company, MVP I, the Advisor and MVP II OP entered into a termination and fee agreement (the "Termination Agreement"). Pursuant to the Termination Agreement, at the Merger Effective Time, the Advisory Agreement, dated September 25, 2012, as amended, among MVP I and the Advisor was terminated and the Company became obligated to pay the Advisor an Advisor Acquisition Payment (as such term is defined in the Termination Agreement) of approximately $3.6 million, which is the only fee payable to the Advisor in connection with the Merger.

The Termination Agreement, previously filed with the SEC as Exhibit 10.2 to the Company's Current Report on Form 8-K on May 31, 2017, is incorporated herein by reference. The foregoing description of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement.

Portfolio Information
Immediately following the Merger, the Company's assets consist of investments in 44 parking facilities located in 15 states.
Company Property Portfolio
 As of December 15, 2017
Property Name	Date Acquired	City	State	MVP REIT % Owned	MVP REIT II % Owned	3rd Party % Owned	Initial Purchase Price	Mortgage Debt Outstanding at 12/15/17
MVP PF Ft. Lauderdale 2013	7/31/2013	Ft. Lauderdale	FL	100%	0%	0%	$3,400,000	($1,289,000)
MVP PF Memphis Court 2013	8/28/2013	Memphis	TN	100%	0%	0%	$190,000	($72,000)
MVP PF Memphis Poplar 2013	8/28/2013	Memphis	TN	100%	0%	0%	$2,685,000	($1,018,000)
MVP PF Kansas City 2013	8/28/2013	Kansas City	MO	100%	0%	0%	$1,550,000	--
MVP PF St. Louis 2013	9/4/2013	St Louis	MO	100%	0%	0%	$4,125,000	($1,564,000)
Mabley Place Garage	12/9/2014	Cincinnati	OH	83%	0%	17%	$14,580,000	($8,542,000)
MVP Denver Sherman	1/26/2015	Denver	CO	100%	0%	0%	$585,000	($286,000)
MVP Fort Worth Taylor	3/16/2015	Fort Worth	TX	100%	0%	0%	$23,336,000	($12,859,000)
MVP Milwaukee Old World	3/31/2015	Milwaukee	WI	100%	0%	0%	$1,000,000	--
MVP St. Louis Convention Plaza	5/31/2015	St. Louis	MO	100%	0%	0%	$2,575,000	($1,317,000)
MVP Houston Saks Garage	5/28/2015	Houston	TX	100%	0%	0%	$8,375,000	($3,455,000)
MVP St. Louis Lucas	6/29/2015	St. Louis	MO	100%	0%	0%	$3,463,000	($1,771,000)
MVP Milwaukee Wells	6/30/2015	Milwaukee	WI	100%	0%	0%	$3,900,000	--
MVP Wildwood NJ Lot	7/10/2015	Wildwood	NJ	100%	0%	0%	$970,000	($306,000)
MVP Wildwood NJ Lot #2	12/16/2015	Wildwood	NJ	100%	0%	0%	$615,000	($194,000)
MVP Indianapolis City Park	10/5/2015	Indianapolis	IN	100%	0%	0%	$10,500,000	($5,336,000)
MVP KC Cherry Lot	10/9/2015	Kansas City	MO	100%	0%	0%	$515,000	($263,000)
MVP Indianapolis WA Street Lot	10/29/2015	Indianapolis	IN	100%	0%	0%	$4,995,000	($2,538,000)
MVP Minneapolis Venture	1/6/2016	Minneapolis	MN	87%	13%	0%	$6,100,000	--
MVP Indianapolis Meridian Lot	1/15/2016	Indianapolis	IN	100%	0%	0%	$1,550,000	($938,000)
MVP Milwaukee Clybourn	1/20/2016	Milwaukee	WI	100%	0%	0%	$205,000	--
MVP Milwaukee Arena	2/1/2016	Milwaukee	WI	100%	0%	0%	$3,900,000	($2,142,000)
MVP Clarksburg Lot	2/9/2016	Clarksburg	WV	100%	0%	0%	$620,000	--
MVP Denver Sherman 1935	2/12/2016	Denver	CO	76%	24%	0%	$2,438,000	($762,000)
MVP Bridgeport Fairfield Garage	3/30/2016	Bridgeport	CT	90%	10%	0%	$7,800,000	($4,260,000)
Minneapolis City Parking	1/6/2016	Minneapolis	MN	87%	13%	0%	$9,395,000	($5,063,000)
MVP Cleveland West 9th	5/11/2016	Cleveland	OH	49%	51%	0%	$5,675,000	($3,372,000)
33740 Crown Colony	5/17/2016	Cleveland	OH	49%	51%	0%	$3,030,000	($1,800,000)
MVP San Jose 88 Garage	6/15/2016	San Jose	CA	0%	100%	0%	$3,576,000	($2,200,000)
MCI 1372 Street	7/8/2016	Canton	OH	0%	100%	0%	$700,000	--
MVP Cincinnati Race Street Garage	7/8/2016	Cincinnati	OH	0%	100%	0%	$4,500,000	($3,000,000)
MVP St. Louis Washington	7/18/2016	St Louis	MO	0%	100%	0%	$3,000,000	($1,380,000)
MVP St. Paul Holiday Garage	8/12/2016	St Paul	MN	0%	100%	0%	$8,200,000	($4,132,000)
MVP Louisville Station Broadway	8/23/2016	Louisville	KY	0%	100%	0%	$3,050,000	($1,682,000)
White Front Garage Partners	9/30/2016	Nashville	TN	20%	80%	0%	$11,496,000	($6,454,000)
Cleveland Lincoln Garage Owners	10/19/2016	Cleveland	OH	0%	100%	0%	$7,317,000	($3,999,000)
MVP Houston Preston Lot	11/22/2016	Houston	TX	40%	60%	0%	$2,800,000	($1,627,000)
MVP Houston San Jacinto Lot	11/22/2016	Houston	TX	0%	100%	0%	$3,200,000	($1,820,000)
MVP Detroit Center Garage	1/10/2017	Detroit	MI	20%	80%	0%	$55,000,000	($31,015,000)
St. Louis Broadway Group	2/1/2017	St. Louis	MO	0%	100%	0%	$2,400,000	($1,671,000)
St. Louis Seventh & Cerre	2/1/2017	St. Louis	MO	0%	100%	0%	$3,300,000	($2,057,000)
MVP Preferred Parking	6/29/2017	Houston	TX	0%	100%	0%	$20,500,000	($11,330,000)
MVP Raider Park Garage	11/21/2017	Lubbock	TX	0%	100%	0%	$11,000,000	--
MVP St. Louis Cardinal Lot, DST *	5/31/2017	St. Louis	MO	0%	51%	49%	$2,821,000	--
							$270,932,000	($131,514,000)

*
The Company acquired a 51.0% beneficial interest in MVP St. Louis Cardinal Lot, DST, a Delaware statutory trust, or MVP St Louis, for approximately $2.8 million. MVP St. Louis purchased the St. Louis parking lot from an unaffiliated seller for a purchase price of $11,350,000, plus payment of closing costs, financing costs, and related transactional costs. MVP St. Louis used the Company's investment to fund a portion of the purchase price for the property. The remaining equity portion was funded through short-term investments by Vestin Realty Mortgage II, Inc., an affiliate of the Advisor, pending the private placements of additional beneficial interest in MVP St. Louis exempt from registration under the Securities Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Pursuant to the terms of the Merger Agreement, on December 15, 2017, the Company's board of directors (the "Board") took action to increase the number of directors constituting the entire board from five to eight directors, effective upon the consummation of the Merger, pursuant to the Company's bylaws.  The board of directors also elected  Robert J. Aalberts, Nicholas Nilsen and Shawn Nelson to serve as independent directors of the Company, to fill the vacancies created by the increase in the number of directors, in each case effective upon the consummation of the Merger.  There are no related party transactions involving any of Messrs. Aalberts, Nilsen or Nelson that are reportable under Item 404(a) of Regulation S-K.

Messrs. Aalberts, Nilsen and Nelson, like the Company's other independent directors, will participate in the Company's independent directors compensation plan.

Robert J. Aalberts (age 65) had served as an independent director of MVP I, and was a director of Vestin Group, Inc., from April 1999 to December 2005. He was a director for Vestin Realty Mortgage I, Inc., from January 2006 until he resigned in January 2008 and for Vestin Realty Mortgage II, Inc. from January 2006 until he resigned in November 2013. Most recently, Professor Aalberts was Clinical Professor of Business Law in the Smeal College of Business at Pennsylvania State University in University Park, PA from 2014 to June 2017. Prior to his position at Penn State, Professor Aalberts held the Ernst Lied Professor of Legal Studies professorship in the Lee College of Business at the University of Nevada, Las Vegas from 1991 to 2014. Before UNLV, Professor Aalberts was an Associate Professor of Business Law at Louisiana State University in Shreveport, LA from 1984 to 1991. From 1982 through 1984, he served as an attorney for the Gulf Oil Company in its New Orleans office, specializing in contract negotiations and mineral law. Professor Aalberts has co-authored books relating to the regulatory environment and the law and business of real estate; including Real Estate Law (2015), now in its 9th edition, published by the Cengage Book Company. He is also the author of numerous legal articles dealing with various aspects of real estate, business and the practice of law. From 1992 to 2016, Professor Aalberts was the Editor-in-chief of the Real Estate Law Journal published by the Thomson-West Publishing Company. Professor Aalberts received his Juris Doctor degree from Loyola University in New Orleans, Louisiana, a Masters of Arts from the University of Missouri, Columbia, and a Bachelor of Arts degree in Social Sciences and Geography from Bemidji State University in Minnesota. He was admitted to the State Bar of Louisiana in 1982 (currently inactive status). Mr. Aalberts was selected to serve as an independent director of the Company because of his significant knowledge of, and experience in, the real estate industry and his experience as a public company director.

Nicholas Nilsen (age 80) had served as an independent director of MVP I. He has been involved in the financial industry for more than four decades. He has been in retirement during the past five years. Most recently, Mr. Nilsen served as a Senior Vice President of PNC Financial, a bank holding company, where he served from 1960 to 2000. He began his long career with PNC Financial as a stock analyst. Later, he managed corporate and Taft-Hartley pension plans for the bank. Mr. Nilsen served as an executive investment officer at the time of his retirement from PNC Financial. Mr. Nilsen is a CFA charter holder. Mr. Nilsen received a Bachelor's degree from Denison University and a Master of Business Administration from Northwestern University.  Mr. Nilsen was selected to serve as an independent director of the Company because of his significant knowledge of, and experience in, the finance industry and investment management.

Shawn Nelson (age 50) had served as an independent director of MVP I. Since June 2010, Mr. Nelson has served as a member of the Orange County Board of Supervisors in Orange County, California, serving as chairman in 2013 and 2014. Mr. Nelson currently serves on the board of the Southern California Regional Rail Authority (Metrolink) and was the former Chairman. He is a director of the Orange County Transportation Authority having served as the chair in 2014, and is a director of the South Coast Air Quality Management District, Southern California Association of Governments, Transportation Corridor Agency, Foothill/Eastern, Southern California Water Committee, Orange County Council of Governments and Orange County Housing Authority Board of Commissioners. From 1994 to 2010, Mr. Nelson was the managing partner of the law firm of Rizio & Nelson. From 1992 to 1994, he was the Leasing Director/Project Manager of S&P Company. Prior to that, from 1989 to 1992 Mr. Nelson served as the Leasing Director/Acquisitions Analyst for IDM Corp and from 1988 to 1989 he served as a Construction Superintendent for Pulte Home. Mr. Nelson has a Bachelor of Science degree in business with a certificate in real property development from the University of Southern California and a Juris Doctor Degree from Western State University College of Law. Mr. Nelson was selected to serve as an independent director of the Company due to his significant experience in the financial services and real estate industries.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     After the Merger Effective Time, on December 15, 2017, MVP REIT II, Inc. filed an amendment to its charter to change its name to "The Parking REIT, Inc."  The charter amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On December 15, 2017, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release is deemed to have been furnished, and shall not be deemed to have been filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" (as defined in Section 21E of the Exchange Act), which reflect the expectations of the Company regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, the Company's plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the Company, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: market volatility; unexpected costs or unexpected liabilities that may arise from the transaction; the inability to retain key personnel; continuation or deterioration of current market conditions; and future regulatory or legislative actions that could adversely affect the Company. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d)  Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment
99.1	Press release issued on December 15, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MVP REIT II, INC.

By: /s/ Michael Shustek
Michael Shustek
Chief Executive Officer

Dated: December 18, 2017

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment
99.1	Press release issued on December 15, 2017